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                  SUPPLEMENT DATED AUGUST 4, 2003 TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003




The supplement to the prospectus dated May 1, 2003 is amended and restated as follows:



NEW INVESTMENT PORTFOLIO

Effective August 4, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."


                                     * * *


FIXED ACCOUNT INVESTMENT OPTION

For contracts purchased on and after October 7, 2002: (a) purchase payments may not be allocated to the 1-year fixed account investment option and (b) transfers from the variable account investment options to the 1-year fixed account investment option will not be permitted.

Contract owners who purchase their contracts prior to October 7, 2002 may transfer to the 1 or 3-year fixed account investment options as applicable (collectively, the "Fixed Account Investment Options") or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Options.



StrategySupp. 8/4/03